UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                  0-19171             91-1463450
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(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)


                   22021 - 20th Avenue S.E., Bothell, WA 98021
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               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

         On August 3, 2006, ICOS Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ICOS CORPORATION


Date:    August 3, 2006            By:      /S/ MICHAEL A. STEIN
         --------------                     --------------------
                                            Michael A. Stein
                                            Senior Vice President and
                                            Chief Financial Officer


                                  EXHIBIT INDEX


Exhibit No.                Description

99 Press Release of ICOS Corporation dated August 3, 2006, announcing its financial results for the quarter ended June 30, 2006.